DATE:	May 31, 2007

TO:	Supplemental Interest Trust,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-5
c/o U.S. Bank, National Association
One Federal Street, 3rd Floor
Boston, MA 02110
("Party B")

FROM:	HSBC BANK USA, NATIONAL ASSOCIATION
452 Fifth Avenue
New York, NY 10018
("Party A")

RE:	Interest Rate Swap Transaction

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of May 31, 2007, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1.	The Swap Transaction to which this Confirmation relates is a Rate Swap Transaction, the terms of which are as follow:

General Terms

Trade Date:	May 21, 2007

Effective Date:	June 25, 2007

Termination Date:	May 25, 2012, subject to adjustment in accordance with the Following Business Day Convention

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Fixed Rate Payer Period End Date.

Fixed Rate	See Amortization Schedule, Schedule A

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, commencing on July 25, 2007 to and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer Payment Dates:	Early Payment, one (1) Business Day preceding each Floating Rate Payer Period End Date.
Floating Rate Option:	USD-LIBOR-BBA

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Day:
Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in (1) the city in which the Corporate Trust Office of Party B is located or (2) the States of New York, Maryland, Minnesota, Colorado or Illinois are closed.

Floating Rate Payer Upfront Payment:
$360,000. Party A shall pay Lehman Brothers Holdings Inc. the Floating Rate Payer Upfront Payment on or prior to May 31, 2007, subject to adjustment in accordance with the Following Business Day Convention.

2.	Procedural Terms:

	Calculation Agent:	Party A

	Offices:	The Office of Party A for the Swap Transaction is New York

Account Details:

	Payments to Party A:	HSBC Bank USA NA ABA : 021-001-088 Swift: MRMDUS33 Account Number: 000049298

	Payments to Party B:	U.S. Bank Corporate Trust Services ABA# 091-000-022 DDA# 173-103-321-118 Ref: SARM 2007-5 Attn: J. Byrnes

	Payments to Lehman Brothers Holdings Inc:	Citibank ABA: 021000089 Acct: 4061-5501 Acct Name: Lehman Brothers Holdings Inc. Ref: SARM 07-5 Attn: Mortgage Middle Office

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning to us by fax/telex to 212 525 5517 to the attention of Antonia Gambale:

Fax Number : 212 525 5517
Telephone Number : 212 525 3634

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________
Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By: ________________________________________
Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

SUPPLEMENTAL INTEREST TRUST,
Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2007-5
By: U.S. Bank, National Association, not in its individual capacity, but solely as Securities Administrator

By:________________________________
Name:
Title:

SCHEDULE A to the Confirmation dated as of May 31, 2007,
Re: Reference Number 479387HN
Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention
From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
6/25/2007	7/25/2007	275,845,314.90	5.42794
7/25/2007	8/25/2007	266,082,493.30	5.44956
8/25/2007	9/25/2007	256,588,171.35	5.40469
9/25/2007	10/25/2007	247,506,514.18	5.38228
10/25/2007	11/25/2007	238,746,106.65	5.35463
11/25/2007	12/25/2007	230,295,590.54	5.32466
12/25/2007	1/25/2008	222,144,009.09	5.28897
1/25/2008	2/25/2008	214,280,792.78	5.25052
2/25/2008	3/25/2008	206,695,745.63	5.21226
3/25/2008	4/25/2008	199,379,032.02	5.16285
4/25/2008	5/25/2008	192,321,163.96	5.12575
5/25/2008	6/25/2008	185,512,988.80	5.08980
6/25/2008	7/25/2008	177,756,041.33	5.05710
7/25/2008	8/25/2008	170,323,299.32	5.03393
8/25/2008	9/25/2008	163,201,217.53	5.01106
9/25/2008	10/25/2008	156,376,816.39	4.99744
10/25/2008	11/25/2008	149,837,658.50	4.98678
11/25/2008	12/25/2008	143,571,825.91	4.97575
12/25/2008	1/25/2009	137,117,590.18	4.96939
1/25/2009	2/25/2009	131,105,022.77	4.96471
2/25/2009	3/25/2009	125,622,578.68	4.95984
3/25/2009	4/25/2009	119,846,635.04	4.95267
4/25/2009	5/25/2009	114,284,844.40	4.95638
5/25/2009	6/25/2009	109,223,498.49	4.96032
6/25/2009	7/25/2009	103,448,926.64	4.95857
7/25/2009	8/25/2009	98,406,696.77	4.96691
8/25/2009	9/25/2009	93,583,367.90	4.97656
9/25/2009	10/25/2009	88,952,708.77	4.98570
10/25/2009	11/25/2009	84,563,444.96	4.99506
11/25/2009	12/25/2009	80,333,722.59	5.00453
12/25/2009	1/25/2010	76,062,089.35	5.01380
1/25/2010	2/25/2010	72,261,105.75	5.02316
2/25/2010	3/25/2010	67,540,243.16	5.03241
3/25/2010	4/25/2010	62,851,096.18	5.04181
4/25/2010	5/25/2010	56,314,307.68	5.05113
5/25/2010	6/25/2010	53,531,378.95	5.06036
6/25/2010	7/25/2010	50,921,752.95	5.06905
7/25/2010	8/25/2010	48,439,301.36	5.07798
8/25/2010	9/25/2010	46,077,828.52	5.08730
9/25/2010	10/25/2010	43,831,440.48	5.09643
10/25/2010	11/25/2010	41,694,530.37	5.10591
11/25/2010	12/25/2010	39,661,764.43	5.11558
12/25/2010	1/25/2011	37,728,068.68	5.12531
1/25/2011	2/25/2011	35,888,616.26	5.13528
2/25/2011	3/25/2011	34,138,815.44	5.14537
3/25/2011	4/25/2011	32,474,298.14	5.15562
4/25/2011	5/25/2011	30,721,955.57	5.16603
5/25/2011	6/25/2011	29,223,952.76	5.17759

From and Including	To but Excluding	Notional Amount (USD)	Fixed Rate (%)
6/25/2011	7/25/2011	27,798,965.82	5.19045
7/25/2011	8/25/2011	26,443,436.97	5.20263
8/25/2011	9/25/2011	22,583,847.43	5.21373
9/25/2011	10/25/2011	21,439,545.84	5.22385
10/25/2011	11/25/2011	18,825,582.84	5.23311
11/25/2011	12/25/2011	17,705,490.07	5.24133
12/25/2011	1/25/2012	15,555,283.67	5.24865
1/25/2012	2/25/2012	12,273,027.72	5.25498
2/25/2012	3/25/2012	11,095,706.04	5.26036
3/25/2012	4/25/2012	10,123,538.38	5.26478
4/25/2012	5/25/2012	630,288.99	5.26826